SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                 APRIL 20, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                              POWERCOLD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         NEVADA                     33-19584                  23-2582701
(STATE  OF  INCORPORATION)   (COMMISSION  FILE  NO.)   (IRS EMPLOYER IDENT. NO.)

                               103 GUADALUPE DRIVE
                               CIBOLO, TEXAS 78108
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   210 659-8450
                         (REGISTRANT'S TELEPHONE NUMBER)























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ITEM  1  -  CHANGES  IN  CONTROL  OF  REGISTRANT
     None

ITEM  2  -  ACQUISITION  OR  DISPOSITION  OF  ASSETS
     None

ITEM  3  -  BANKRUPTCY  OR  RECEIVERSHIP
     None

ITEM  4  -  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
     None
ITEM  5  -  OTHER  EVENTS
     None

ITEM  6  -  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

The Company Board of Directors approved the nomination Joseph A. Lopez as its Chief Financial Officer and Director of the Company effective as of May 1, 2001.

ITEM  7  -  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM  8  -  CHANGE  IN  FISCAL  YEAR
     None



                              POWERCOLD CORPORATION
                                    FORM 8-K
                                   Signatures

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     POWERCOLD  CORPORATION


     Date:  April  20,  2001

/S/ Francis L. Simola
--------------------------------
Francis  L.  Simola
President  and  CEO